Exhibit 10.10

FOURTH AMENDMENT

TO

CREDIT AGREEMENT

This Fourth Amendment to Credit Agreement (this “Amendment”), dated as of July 21, 2005, is entered into by and between QUATECH, INC. (FKA WR ACQUISITION, INC.) (“Borrower”) and NATIONAL CITY BANK (“Bank”).

WITNESSETH:

WHEREAS, the parties have entered into a Credit Agreement dated July 28, 2000 as amended by a certain First Amendment to Credit Agreement dated as of March 25, 2002, a Second Amendment to Credit Agreement dated as of September 4, 2002, and a Third Amendment to Credit Agreement dated November 25, 2003 (as amended, the “Credit Agreement”; all terms used in the Credit Agreement being used herein with the same meaning); and

WHEREAS, the parties desire to amend certain provisions of the Credit Agreement to extend the Expiration Date of the Revolving Commitment to August 1, 2006; and

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows;

SECTION I - Amendment to Credit Agreement

Subsection 2C.02 is hereby deleted in its entirety and replaced with the following :

2C.02 TERM — The Revolving Commitment shall become effective as of the date of this Agreement and shall remain in effect on a revolving basis until August 1, 2006 (the “Expiration Date”) EXCEPT that a later Expiration Date may be established from time to time pursuant to subsection 2C.06 and EXCEPT that the Revolving Commitment shall end in any event upon any earlier reduction thereof to zero pursuant to subsection 2C.03 or any earlier termination pursuant to section 5B.

SECTION II - Conditions Precedent

It is a condition, precedent to the effectiveness of this Amendment that, prior to or on the date hereof, the following items shall have been delivered to Bank (in form and substance acceptable to Bank):

(A) a Certificate, dated as of the date hereof, of the secretary of Borrower certifying (1) that Borrower’s Articles of Incorporation and Code of Regulations have not been amended since the execution of the Credit Agreement (or certifying that true, correct and complete copies of any amendments are attached), (2) that copies of resolutions of the Board of Directors of Borrower are attached with respect to the approval of this Amendment and of the matters contemplated hereby and authorizing the execution, delivery and performance by Borrower of this Amendment and each other document to be delivered pursuant hereto and (3) as to the incumbency and signatures of the officers of Borrower signing this Amendment and each other document to be delivered pursuant hereto;

(B) an Acknowledgment of Receipt of a copy of, and Consent and Agreement to the terms of, this Amendment by Hillstreet Fund, L.P, with respect to a certain Unconditional and Continuing Subordination executed and delivered to Bank by such entity and dated July 28, 2000; and

(C) such other documents as Bank may request to implement this Amendment and the transaction contemplated hereby.

SECTION III - Representations and Warranties

Borrower hereby represents and warrants to Bank that:

(A) none of the representations and warranties made in subsections 4B.01 through 4B.09 of the Credit Agreement has ceased to be true and complete in any material respect as of the date hereof; and

(B) as of the date hereof no “Default Under This Agreement” has occurred that is continuing.

SECTION IV - Acknowledgments Concerning Outstanding Loans

Borrower acknowledges and agrees that, as of the date hereof, all of Borrower’s outstanding loan obligations to Bank are owed without any offset, defense, claim or counterclaim of any nature whatsoever. Borrower authorizes Bank to share all credit and financial information relating to Borrower with Bank’s parent company and with any subsidiary or affiliate company of Bank or of Bank’s parent company.

SECTION V - References

On and after the effective date of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, or words of like import referring to the Credit Agreement, and each reference in the Subject Notes or other Related Writings to the “Credit Agreement”, “thereof”, or words of like import referring to the Credit Agreement shall mean and refer to the Credit Agreement as amended hereby. The Credit Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Bank under the Credit Agreement or constitute a waiver of any provision of the Credit Agreement except as specifically set forth herein.

SECTION VI - Governing Law

This Amendment, and the respective rights and obligations of the parties hereto, shall be construed in accordance with and governed by Ohio law.

IN WITNESS WHEREOF, the Borrower and the Bank have caused this Amendment to be executed by their authorized officers as of the date and year first above written.

NATIONAL CITY BANK		QUATECH, INC.

By:	/s/ Maurus Kosco	By:	/s/ Steven D. Runkel
Printed Name:	Maurus Kosco	Printed Name: Steven D. Runkel
Title:	Vice President	Title: CEO

3